UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2026, the Federal Home Loan Bank of Chicago (the “Bank”) announced that its Board of Directors and Michael A. Ericson, the Bank’s President and Chief Executive Officer (“CEO”), agreed that Mr. Ericson will conclude his tenure with the Bank, effective December 31, 2026.

The Bank’s Board of Directors is initiating a process to identify a permanent successor for Mr. Ericson. To ensure continuity during this process, the Board has named Virxhini Gjonzeneli as Interim President and CEO, effective January 1, 2027. Ms. Gjonzeneli, age 45, has been an Executive Vice President of the Bank since January 2021 and has served as the Bank’s Chief Financial Officer and Group Head, Financial Accounting and Markets since January 2023. Prior to that, Ms. Gjonzeneli was Group Head of Member Support and Strategy from 2017 to 2022 and Senior Vice President, Director of Enterprise Risk Management starting in 2015. Ms. Gjonzeneli joined the Bank in 2003, and from 2007 to 2015 held positions of increasing levels of responsibility within the Bank’s Credit group.

Compensation relating to Mr. Ericson’s departure and Ms. Gjonzeneli's service as future Interim President and CEO is being finalized and will be subject to review and non-objection by the Federal Housing Finance Agency. The Bank will disclose any material compensatory arrangements with Mr. Ericson and Ms. Gjonzeneli once available as required under Item 5.02 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

Attached is a copy of the Bank’s press release, as Exhibit 99.1, and a copy of the Bank’s communication to its members, as Exhibit 99.2, regarding the executive management changes described in this Form 8-K. The information being furnished pursuant to Item 7.01 on this Form 8-K and the information contained in Exhibits 99.1 and 99.2 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 2, 2026
99.2	Communication to Members dated November 2, 2026
104	Cover Page Interactive Data File (Formatted as inline XBRL)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Laura M. Turnquest
Name: Laura M. Turnquest
Date: November 2, 2026	Title: Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary